UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 962-2581

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items to be Included in this Report
ITEM 5.07.    Submission of Matters to a Vote of Security Holders
Richmond Mutual Bancorporation, Inc. (the “Company” or “Richmond Mutual”) held its Annual Meeting of Stockholders on May 27, 2026 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on March 23, 2026, were entitled to vote on five proposals at the Annual Meeting. The final voting results of each proposal are set forth below.
Proposal 1 - Approval of Merger and Issuance of Shares of Richmond Mutual
The Company’s stockholders approved the merger of The Farmers Bancorp, Frankfort, Indiana (“Farmers Bancorp”) with and into Richmond Mutual as contemplated by the Agreement and Plan of Merger, dated November 11, 2025, by and between Farmers Bancorp and Richmond Mutual, and the issuance of shares of Richmond Mutual common stock to the shareholders of Farmers Bancorp, pursuant to the merger agreement (the “Merger and Share Issuance Proposal”).

Number of Votes
For	6,608,986
Against	106,010
Abstain	2,251
Broker Non-Vote	1,668,371
Proposal 2 - Election of Directors
The Company’s stockholders approved the election of Garry D. Kleer and Kathryn Girten as directors of the Company, each for a three-year term to expire in the year 2029.

	For	Withheld	Broker Non-Vote
Garry D. Kleer	6,389,170	328,077	1,668,371
Kathryn Girten	5,853,259	863,988	1,668,371
Proposal 3 - Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	6,161,703
Against	390,846
Abstain	164,698
Broker Non-Vote	1,668,371
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Number of Votes
For	8,217,379
Against	45,975
Abstain	122,264

Proposal 5 - Approval of Adjournment of the Annual Meeting, if Necessary
The Company’s stockholders approved the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the Annual Meeting to approve the Merger and Share Issuance Proposal (which adjournment was not necessary given approval of the Merger and Share Issuance Proposal).

Number of Votes
For	6,586,372
Against	112,127
Abstain	18,748
Broker Non-Vote	1,668,371

ITEM 9.01.    Financial Statements and Other Exhibits

(d)	Exhibits

99.1	Press release dated May 27, 2026 announcing shareholder approval of the merger between Richmond Mutual Bancorporation, Inc. and Farmers Bancorp, Frankfort, Indiana.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: May 27, 2026	By:	/s/Garry D. Kleer
Garry D. Kleer
President and Chief Executive Officer